Exhibit 10.19

Websense Board of Directors   January 23, 2007
2007 Meeting Fees

		Meeting	In Person Attendance	Telephonic Meeting
Base Fee for Mtgs.	(O)	Board of Directors - Chairman	$5,000	$1,500
	(A)	Board of Directors - Member	$3,000	$1,000
Additional Fees Based on Committee Membership	(B)	Audit Committee Chairman	$3,500	$2,000
	(C)	Audit Committee (non-chairman)	$1,500	$1,000
	(D)	Compensation Committee Chairman	$2,000	$1,000
	(E)	Compensation Committee (non-chairman)	$1,000	$500
	(F)	Nominating and Governance Committee Chairman	$1,000	$500
	(G)	Nominating and Governance Committee (non-chairman)	$—	$—
	(H)	Special project ad hoc committees	$500	—
	(I)	Chairman of the Board attending any committee meeting	$1,000	$1,000

Examples:

Qtr. Board Meeting with each Committee meeting being held in person.

Chairman of the Board = O + (I x 3) = $5,000 + ($1,000 x 3) = $8,000

Chair of Audit Committee = A + B = $3,000 + $3,500 = $6,500

Chair of Comp Committee = A + D = $3,000 + $2,000 = $5,000

Audit Committee Member = A + C = $3,000 + $1,500 = $4,500

Comp Committee Member = A + E = $3,000 + $1,000 = $4,000

Governance & Nominating Committee consists of same members as Audit Committee.

Chair of Governance & Nominating Committee = A + F = $3,000 + $1,000 = $4,000

Telephonic Meetings for Corporate Board issues; Audit Committee issues; Compensation Committee issues; or Governance/Nominating issues.

Phone Board Meeting - Chairman of the Board = $1,500

Phone Board Meeting pays all Directors for the meeting A = $1,000 If additional Committee meetings are held, at this time, add additional “Via Phone” fees for each type meeting.

Phone Audit Committee Meeting ONLY pays the Audit Comm Chairman = B = $2,000 and pays Committee members C only = $1,000

Phone Compensation Committee Meeting ONLY pays the Comp Comm Chairman = D = $1,000, and pays Committee members E only = $500

Phone Governance & Nominating Committee Meeting ONLY pays the Comm Chairman = F = $500, and does not pay the Committee members

Phone Committee Meeting (Any Committee) - Chairman of the Board = $1,000